Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Dolce Ventures, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1) The Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006

/s/ Yu-Chuan Liu
Yu-Chuan Liu
Chief Executive Officer

/s/ Chen Fang
Chen Fang

A signed original of this written statement required by Section 906 has been provided to Dolce Ventures, Inc. and will be retained by Dolce Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.